EXHIBIT 2.2
                                                                     -----------
BROKER'S NAME:
              ------------------------------

                IMPORTANT: PLEASE READ CAREFULLY BEFORE SIGNING.
               SIGNIFICANT REPRESENTATIONS ARE CALLED FOR HEREIN.

                             SUBSCRIPTION AGREEMENT
                                       and
                           LETTER OF INVESTMENT INTENT


Semotus Solutions, Inc.
718 University Ave., Suite 202
Los Gatos, CA 95032

Gentlemen:

         The undersigned (the "Subscriber") hereby tenders this subscription for the purchase of securities (the "Securities") of Semotus Solutions, Inc. (the "Company"), consisting of units ("Units") comprising shares ("Shares") of the Company's common stock and common stock purchase warrants ("Warrants"). EACH UNIT CONSISTS OF FOUR SHARES OF COMMON STOCK AND TWO COMMON STOCK PURCHASE WARRANTS. THE WARRANTS WILL BE EXERCISABLE BEGINNING SIX (6) MONTHS FROM THE CLOSE OF THIS OFFERING AND ENDING SEPTEMBER 30, 2008 (THIS WARRANT HOLDING PERIOD IS AN AMENDMENT TO THE OFFERING MEMORANDUM). INVESTORS INITIALS: _______ The Subscriber understands that a subscription for the Securities may be rejected for any reason and that, in the event that this subscription is rejected, the funds delivered herewith will be promptly returned, without interest thereon or deduction therefrom. By execution below, the Subscriber acknowledges that the Company is relying upon the accuracy and completeness of the representations contained herein in complying with their obligations under applicable securities laws.

         1. Subscription Commitment. The Subscriber acknowledges that the minimum subscription is $25,000. The Subscriber hereby subscribes for the purchase of the number of Securities specified below and, as full payment therefor, agrees to pay in cash, the amount set forth below by check made payable to " Semotus Solutions, Inc. Escrow Account," or by wire transfer to the escrow account of the Company.


                                        At $1.00 per Unit for
         -------------------            an aggregate of $
         Number of Units                                 ---------------------

         The Subscriber understands that this subscription is not binding on the Company until accepted by the Company, which acceptance is at the discretion of the Company and is to be evidenced by the Company's execution of this Subscription Agreement where indicated. If the subscription is rejected, the Company shall return to the Subscriber, without interest or deduction, any payment tendered by the Subscriber, and the Company and the Subscriber shall have no further obligation to each other hereunder. Unless and until rejected by the Company, this subscription shall be irrevocable by the Subscriber. The Subscriber understands that the Company may, in the event that the offering to which the Memorandum relates is oversubscribed, reduce this subscription in any amount and to any extent, whether or not pro rata reductions are made of any other investor's subscription.

         2. Representations and Warranties. In order to induce the Company to accept this subscription, the Subscriber hereby represents and warrants to, and covenants with, the Company as follows:

         (a) The Subscriber has received and had the opportunity to review the Memorandum, including the Exhibits thereto, and has been given access to full and complete information regarding the Company and has utilized such access to the Subscriber's satisfaction for the purpose of obtaining such information regarding the Company as the Subscriber has reasonably requested; and, particularly, the Subscriber has been given reasonable opportunity to ask questions of, and receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities and to obtain any additional information, to the extent reasonably available;

         (b) Except for the Memorandum, the Subscriber has not been furnished with any other materials or literature relating to the offer and sale of the Securities; except as set forth in the Memorandum, no representations or warranties have been made to the Subscriber by the Company, any selling agent of the Company, or any agent, employee, or affiliate of the Company or such selling agent.

         (c) The Subscriber believes that an investment in the securities is suitable for the Subscriber based upon the Subscriber investment objectives and financial needs. The Subscriber (i) has adequate means for providing for the Subscriber's current financial needs and personal contingencies; (ii) has no need for liquidity in this investment; (iii) at the present time, can afford a complete loss of such investment; and (iv) does not have an overall commitment to investments which are not readily marketable that is disproportionate to the Subscriber's net worth, and the Subscriber's investment in the Securities will not cause such overall commitment to become excessive.

         (d) The Subscriber, in reaching a decision to subscribe, has such knowledge and experience in financial and business matters that the Subscriber is capable of reading and interpreting financial statements and evaluating the merits and risk of an investment in the Securities and has the net worth to undertake such risks.

         (e) The Subscriber was not offered or sold the Securities, directly or indirectly, by means of any form of general advertising or general solicitation, including, but not limited to, the following: (1) any advertisement, article, notice or other communication published in any newspaper, magazine, or similar medium of or broadcast over television or radio; or (2) to the knowledge of the undersigned, any seminar or meeting whose attendees had been invited by any general solicitation or general advertising.

         (f) The Subscriber has obtained, to the extent the Subscriber deems necessary, the Subscriber's own personal professional advice with respect to the risks inherent in the investment in the securities, and the suitability of an investment in the Securities in light of the Subscriber's financial condition and investment needs;

         (g) The Subscriber recognizes that the Securities as an investment involves a high degree of risk, including those set forth under the caption "Risk Factors" in the Memorandum.

         (h) The information contained in this agreement is true, complete and correct in all material respects as of the date hereof; the Subscriber understands that the Company's determination that the exemption from the registration provisions of the Securities Act of 1933, as amended (the "Act"), which is based upon non-public offerings and applicable to the offer and sale of the Securities, is based, in part, upon the representations, warranties, and agreements made by the Subscriber herein; and the Subscriber consents to the disclosure of any such information, and any other information furnished to the Company, to any governmental authority, self-regulatory organization, or, to the extent required by law, to any other person.

                                       -2-
Semotus Solutions, Inc.
Subscription Agreement

         (i) The Subscriber realizes that (i) the purchase of the Securities is a long-term investment; (ii) the purchaser of the Securities must bear the economic risk of investment for an indefinite period of time because the Securities have not been registered under the Securities Act of 1933 or under the securities laws of any state and, therefore, the Securities cannot be resold unless they are subsequently registered under said laws or exemptions from such registrations are available; (iii) there is presently no public market for the Securities and the Subscriber may be unable to liquidate the Subscriber's investment in the event of an emergency, or pledge the Securities as collateral for a loan; and (iv) the transferability of the Securities is restricted and (A) requires conformity with the restrictions contained in paragraph 2 below and (B) legends will be placed on the certificate(s) representing the Securities referring to the applicable restrictions on transferability; and

         (j) The Subscriber certifies, under penalties of perjury, that the Subscriber is NOT subject to the backup withholding provisions of Section 3406(a)(i)(C) of the Internal Revenue Code.

         (k) Stop transfer instructions will be placed with the transfer agent for the Securities, and a legend may be placed on any certificate representing the Securities substantially to the following effect:

         THIS SECURITY HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), IN RELIANCE UPON THE EXEMPTIONS FROM REGISTRATION PROVIDED IN THE ACT AND REGULATION D UNDER THE ACT. AS SUCH, THE PURCHASE OF THIS SECURITY WAS NECESSARILY WITH THE INTENT OF INVESTMENT AND NOT WITH A VIEW FOR DISTRIBUTION. THEREFORE, ANY SUBSEQUENT TRANSFER OF THIS SECURITY OR ANY INTEREST THEREIN WILL BE UNLAWFUL UNLESS IT IS REGISTERED UNDER THE ACT OR UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE. FURTHERMORE, IT IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER OF THIS SECURITY OR ANY INTEREST THEREIN, WITHOUT THE OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT THE PROPOSED TRANSFER OR SALE DOES NOT AFFECT THE EXEMPTIONS RELIED UPON BY THE COMPANY IN ORIGINALLY DISTRIBUTING THE SECURITY AND THAT REGISTRATION IS NOT REQUIRED.

         3. Restricted Nature of the Securities. The Subscriber has been advised and understands that (a) the Securities have not been registered under the Securities Act of 1933 or applicable state securities laws and that the securities are being offered and sold pursuant to exemptions from such laws; (b) the Memorandum may not have been filed with or reviewed by certain state securities administrators because of the limited nature of the offering; (c) except as provided in paragraph 11 hereunder, the Company is under no obligation to register the Securities under the Act or any state securities laws, or to take any action to make any exemption from any such registration provisions available. The Subscriber represents and warrants that the Securities are being purchased for the Subscriber's own account and for investment purposes only, and without the intention of reselling or redistributing the same; the Subscriber has made no agreement with others regarding any of the Securities; and the Subscriber's financial condition is such that it is not likely that it will be necessary to dispose of any of such Securities in the foreseeable future. The Subscriber is aware that, in the view of the Securities and Exchange Commission, a purchase of such securities with an intent to resell by reason of any foreseeable specific contingency or anticipated change in market value, or any change in the condition of the Company, or in connection with a contemplated liquidation settlement of any loan obtained for the acquisition of such securities and for which such securities were pledged, would represent an intent inconsistent with the representations set forth above. The Subscriber further represents and agrees that if, contrary to the

                                       -3-
Semotus Solutions, Inc.
Subscription Agreement
foregoing intentions, the Subscriber should later desire to dispose of or transfer any of such securities in any manner, the Subscriber shall not do so unless and until (i) said Securities shall have first been registered under the Act and all applicable securities laws; or (ii) the Subscriber shall have first delivered to the Company a written notice declaring such holder's intention to effect such transfer and describe in sufficient detail the manner and circumstances of the proposed transfer, which notice shall be accompanied either by a written opinion of legal counsel who shall be reasonably satisfactory to the Company, which opinion shall be addressed to the Company and reasonably satisfactory in form and substance to the Company's counsel, to the effect that the proposed sale or transfer is exempt from the registration provisions of the Act and all applicable state securities laws, or by a "no action" letter from the Securities and Exchange Commission to the effect that the transfer of the Securities without registration will not result in recommendation by the staff of the Commission that action be taken with respect thereto.

         4. Residence. The Subscriber represents and warrants that the Subscriber is a bona fide resident of, is domiciled in and received the offer and made the decision to invest in the Securities in the state set forth on the signature page hereof, and the Securities are being purchased by the Subscriber in the Subscriber's name solely for the Subscriber's own beneficial interest and not as nominee for, or on behalf of, or for the beneficial interest of, or with the intention to transfer to, any other person, trust or organization, except as specifically set forth in paragraph 15 of this Subscription Agreement and Letter of Investment Intent.

         5. Investor Qualification. The Subscriber represents and warrants that the Subscriber or the purchaser of the Securities named in paragraph 15 comes within at least one category marked below, and that for any category marked the Subscriber has truthfully set forth the factual basis or reason the Subscriber comes within that category. ALL INFORMATION IN RESPONSE TO THIS PARAGRAPH WILL BE KEPT STRICTLY CONFIDENTIAL. The Subscriber agrees to furnish any additional information which the Company deems necessary in order to verify the answers set forth below.

Category I            The Subscriber is an individual (not a partnership,
              -----   corporation, etc.) whose individual net worth, or joint
                      net worth with the Subscriber's spouse, presently exceeds
                      $1,000,000.

                      EXPLANATION. In calculation of net worth the Subscriber may include equity in personal property and real estate, including the Subscriber's principal residence, cash, short term investments, stocks and securities. Equity in personal property and real estate should be based on the fair market value of such property less debt secured by such property.

Category II           The Subscriber is an individual (not a partnership,
              -----   corporation,  etc.) who had an individual net income in
                      excess of $200,000 in each of the last two years, or joint income with his/her spouse in excess of $300,000 in each of the last two years, and has a reasonable expectation of reaching the same income level in the current year.

Category III          The Subscriber is an executive officer or director of the
              -----   Company.

Category IV           The Subscriber is a bank; savings and loan; insurance
              -----   company; registered broker or dealer; registered
                      investment company; registered business development company; licensed small business investment company
                      ("SBIC"); or employee benefit plan within the meaning of Title I of ERISA whose plan fiduciary is either a bank, savings and loan, insurance company or registered

                                       -4-
Semotus Solutions, Inc.
Subscription Agreement
                      investment advisor or whose total assets exceed $5,000,000; or a self-directed employee benefit plan with investment decisions made solely by persons that are accredited investors.

                      ----------------------------------------------------------

                      ----------------------------------------------------------
                      (describe entity)

Category V            The Subscriber is a private business development company
              -----   as defined in Section 202(a)(22) of the Investment
                      Advisers Act of 1940.

                      ----------------------------------------------------------

                      ----------------------------------------------------------
                      (describe entity)

Category VI           The Subscriber is an entity with total assets in excess of
              -----   $5,000,000 which was not formed for the purpose of
                      investing in the Units and which is one of the following:

                                a corporation; or
                      -----

                                a partnership; or
                      -----

                                a business trust; or
                      -----

                                a tax-exempt organization described in Section
                      ----- 501(c)(3) of the Internal Revenue Code of 1986, as amended.

                      ----------------------------------------------------------

                      ----------------------------------------------------------
                      (describe entity)

Category VII          The Subscriber is a trustee for a trust that is revocable
              -----   by the grantor at any time  (including an IRA) and the
                      grantor qualifies under either Category I or Category II above. A copy of the declaration of trust or trust agreement and a representation as to the net worth or income of the grantor is enclosed.

Category VIII         The Subscriber is an entity all the equity owners of which
              -----   are  "accredited  investors"  within one or more of the
                      above categories, other than Category IV or Category V.
                      [IF RELYING UPON THIS CATEGORY ALONE, EACH EQUITY OWNER
                      MUST COMPLETE A SEPARATE COPY OF THIS AGREEMENT.]

                      ----------------------------------------------------------

                      ----------------------------------------------------------
                      (describe entity)

Category IX           The Subscriber is a trust with total assets in excess of
              -----   $5,000,000, not formed for the specific purpose of
                      acquiring the Securities, whose purchase is directed by a person who has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment.

                                       -5-
Semotus Solutions, Inc.
Subscription Agreement

         6.    NASD Questionnaire.

         (a) Are you a member of the NASD,(1) a person associated with a member(2) of the NASD, or an affiliate of a member?

                  Yes                      No
                      -----                   -----

If "Yes," please list any members of the NASD with whom you are associated or affiliated.

         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

         -----------------------------------------------------------------------


         (b) If you are a corporation, are any of your officers, directors or 5% shareholders a member of the NASD, a person associated with a member of the NASD, or an affiliate of a member?

                  Yes                      No
                      -----                   -----

If "Yes," please list the name of the respective officer, director, or 5% shareholder and any members of the NASD with whom they are associated or affiliated.

         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

---------------
(1) The NASD defines a "member" as being either any broker or dealer admitted to membership in the NASD or any officer or partner of such a member, or the executive representative of such a member or the substitute for such representative.


(2) The NASD defines a "person associated with a member" as being every sole proprietor, general or limited partner, officer, director or branch manager or such member, or any natural person occupying a similar status or performing similar functions, or any natural person engaged in the investment banking or securities business who is directly or indirectly controlling or controlled by such member (for example, any employee), whether or not any such person is registered or exempt from registration without the NASD. Thus, "person associated with a member" includes a sole proprietor, general or limited partner, officer, director or branch manager or an organization of any kind (whether a corporation, partnership or other business entity) which itself is a "member" or a "person associated with a member." In addition, an organization of any kind is a "person associated with a member" if its sole proprietor or anyone of its general or limited partners, officers, director or branch managers is a "member" or "person associated with a member."

                                      -6-
Semotus Solutions, Inc.
Subscription Agreement

         7. Additional Representations. The undersigned, if other than an individual, makes the following additional representations:

         (a) The Subscriber was not organized for the specific purpose of acquiring the Securities; and

         (b) This Subscription Agreement and Letter of Investment Intent has been duly authorized by all necessary action on the part of the Subscriber, has been duly executed by an authorized officer or representative of the Subscriber, and is a legal, valid and binding obligation of the Subscriber enforceable in accordance with its terms.

         8. Sophistication. The Subscriber further represents and warrants that he has such knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of an investment in the Securities and protecting the Subscriber's own interests in this transaction, and does not desire to utilize the services of any other person in connection with evaluating such merits and risks.

         9. Reliance on Representations. The Subscriber understands the meaning and legal consequences of the representations, warranties, agreements, covenants, and confirmations set out above and agrees that the subscription made hereby may be accepted in reliance thereon. The Subscriber agrees to indemnify and hold harmless the Company and any selling agent (including for this purpose their employees, and each person who controls either of them within the meaning of Section 20 of the Securities Exchange Act of 1934, as amended) from and against any and all loss, damage, liability or expense, including reasonable costs and attorney's fees and disbursements, which the Company, or such other persons may incur by reason of, or in connection with, any representation or warranty made herein not having been true when made, any misrepresentation made by the Subscriber or any failure by the Subscriber to fulfill any of the covenants or agreements set forth herein, in the Purchaser Questionnaire or in any other document provided by the Subscriber to the Company.

         10. Transferability and Assignability. Neither this Subscription Agreement nor any of the rights of the Subscriber hereunder may be transferred or assigned by the Subscriber. The Subscriber agrees that the Subscriber may not cancel, terminate, or revoke this Subscription Agreement or any agreement of the Subscriber made hereunder (except as otherwise specifically provided herein) and that this Subscription Agreement shall survive the death or disability of the Subscriber and shall be binding upon the Subscriber's heirs, executors, administrators, successors, and assigns.

         11. Registration Rights. The Company shall include the Shares and the shares underlying the Warrants in a registration statement to be filed with the SEC no later than 90 days after the termination of the offering, and to use its best efforts to cause the registration statement to be declared effective as soon as possible thereafter.

         12. Survival. The representations and warranties of the Subscriber set forth herein shall survive the sale of the Units pursuant to this Subscription Agreement.

         13. Notices. All notices or other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered personally or mailed by certified or registered mail, return receipt requested, postage prepaid, as follows: if to the Subscriber, to the address set forth below; and if to the Company to the address at the beginning of this letter, or to such other address as the Company or the Subscriber shall have designated to the other by like notice.

                                      -7-
Semotus Solutions, Inc.
Subscription Agreement

         14. (Applicable to FLORIDA residents only.) The Subscriber has been informed and recognizes that (a) the Units have not been registered under the Florida Securities Act, and (b) under Section 517.061(12) of the Florida Securities Act, the Subscriber may void the sale of any Securities within three
(3) days after the tender of this Subscription Agreement and payment hereunder to the Company.

         15. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

         16.   Title. Manner in Which Title is To Be Held.

               Place an "X" in one space below:

               (a)          Individual Ownership (b) Community Property
                   -----
               (c) Joint Tenant with Right of Survivorship (both parties must sign)
                   -----
               (d)          Partnership
                   -----
               (e)          Tenants in Common
                   -----
               (f)          Corporation
                   -----
               (g)          Trust
                   -----
               (h)          Other (Describe):
                   -----

               -----------------------------------------------------------------

               -----------------------------------------------------------------

               -----------------------------------------------------------------
               Please print above the exact name(s) in which the Securities are to be held.

         17. State of Residence. My state of residence and the state in which I received the offer to invest and made the decision to invest in the Securities is _____________________________________.

         18.   Date of Birth. My date of birth is:__________________________

         19. Appendices. The information contained on the attached Stock Certificate Questionnaire and the American Stock Exchange Questionnaire is accurate.

IN NO EVENT WILL THE COMPANY, THE PLACEMENT AGENT, OR ANY OF THEIR AFFILIATES OR THE PROFESSIONAL ADVISORS ENGAGED BY THEM BE LIABLE IF FOR ANY REASON RESULTS OF OPERATIONS OF THE COMPANY ARE NOT AS PROJECTED IN THE DOCUMENTS. INVESTORS MUST LOOK SOLELY TO, AND RELY ON, THEIR OWN ADVISORS WITH RESPECT TO THE TAX CONSEQUENCES OF INVESTING IN THE SECURITIES.



                           SIGNATURE PAGE ON NEXT PAGE

                                      -8-
Semotus Solutions, Inc.
Subscription Agreement

                                   SIGNATURES

The Subscriber hereby represents he has read this entire Subscription Agreement and the Memorandum dated August 5, 2005.


                                                        Dated: _________________




                                   INDIVIDUAL


                                          Address to Which Correspondence
                                          Should be Directed



______________________________________    ______________________________________
Signature (Individual)
                                          ______________________________________

______________________________________    ______________________________________
Signature (All record holders             City, State and Zip Code
should sign)

______________________________________    ______________________________________
Name(s) Typed or Printed                  Tax Identification or Social Security
                                          Number

______________________________________    (____)________________________________
Telephone Number












                                      -9-
Semotus Solutions, Inc.
Subscription Agreement

                CORPORATION, PARTNERSHIP, TRUST, OR OTHER ENTITY


                                          Address to Which Correspondence
                                          Should be Directed


______________________________________    ______________________________________
Name of Entity
                                          ______________________________________

By: __________________________________    ______________________________________
    *Signature                            City, State and Zip Code

Its: _________________________________    ______________________________________
     Title                                Tax Identification or Social Security
                                          Number

______________________________________    (____)________________________________
Name Typed or Printed                     Telephone Number


* If Securities are being subscribed for by an entity, the Certificate of Signatory must also be completed.




                            CERTIFICATE OF SIGNATORY


      TO BE COMPLETED IF SECURITIES ARE BEING SUBSCRIBED FOR BY AN ENTITY.

         I,_______________________________, am the __________________________ of

__________________________________________ (the "Entity").


         I certify that I am empowered and duly authorized by the Entity to execute and carry out the terms of the Subscription Agreement and Letter of Investment Intent and to purchase and hold the Securities, and certify that the Subscription Agreement and Letter of Investment Intent has been duly and validly executed on behalf of the Entity and constitutes a legal and binding obligation of the Entity.

         IN WITNESS WHEREOF, I have hereto set may hand this ______ day of _______, 2005.


                                          _____________________________________
                                          Signature




                                      -10-
Semotus Solutions, Inc.
Subscription Agreement

                                   ACCEPTANCE


This Subscription Agreement is accepted as of __________________________, 200__.



                                          SEMOTUS SOLUTIONS, INC.


                                          By: _____________________________
                                              Authorized Officer


                                          Date: ___________________________


















                                      -11-
Semotus Solutions, Inc.
Subscription Agreement

                                   APPENDIX I

                         STOCK CERTIFICATE QUESTIONNAIRE



Please provide us with the following information:

1. The exact name that your Shares are to be registered in (this is the name that will appear on your stock certificate(s)). You may use a nominee name if appropriate:

     __________________________________________________________________________

2. The relationship between the Purchaser and the Registered Holder listed in response to item 1 above:

     __________________________________________________________________________

3. The mailing address of the Registered Holder listed in response to item 1 above:


     __________________________________________________________________________

     __________________________________________________________________________

     __________________________________________________________________________

4. The Social Security Number or Tax Identification Number of the Registered Holder listed in response to item 1 above:

     __________________________________________________________________________

5. The name of the financial institution of the Purchaser which will be wiring funds representing the purchase price of the Shares:

     __________________________________________________________________________

     __________________________________________________________________________

     __________________________________________________________________________


                                      -12-
Semotus Solutions, Inc.
Subscription Agreement

                                   APPENDIX II

                      AMERICAN STOCK EXCHANGE QUESTIONNAIRE

     The American Stock Exchange ("Amex") routinely performs a due diligence on investors who have entered into transactions with Amex listed companies. In an effort to expedite this process, please respond as accurately as possible to the questions listed below:

--   Is the investor a domestic or offshore entity? ____________________________

--   Country of domicile or registry of investor. ______________________________

-- Is the investor a private equity fund, investment manager, general partner or other? _________________________________________________________________

-- List all officers, directors, controlling shareholders, individuals, general partners with dispositive power or voting control (use attached sheet).

--   Bank from which investor will wire funds.__________________________________

--   Whether the investor intends to hold the shares in its own name or street name.
     ___________________________________________________________________________

--   Which brokerage firm will the investor use to hold the shares, if any?

     ___________________________________________________________________________

-- Is the investor affiliated with any other purchaser of the Company's securities pursuant to this transaction?
     ___________________________________________________________________________

--   How was the investor contacted for an investment in the Company?___________

     ___________________________________________________________________________



                                      -13-
Semotus Solutions, Inc.
Subscription Agreement

OFFICERS, DIRECTORS, ETC


________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________


                                      -14-
Semotus Solutions, Inc.
Subscription Agreement